[USAA
EAGLE
LOGO (R)]



                     USAA    TOTAL RETURN
                                   STRATEGY FundSM


                     USAA

              Investments

                                        [GRAPHIC OMITTED]


               One of the
              USAA Family
               of No-Load
             Mutual Funds



                             P  r  o  s  p  e  c  t  u  s

--------------------------------------------------------------------------------

          January 7, 2005    As with  other  mutual  funds, the  Securities  and
                             Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
---------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?                                                 3

WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?                                                           3

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?                                                 5

FEES AND EXPENSES                                                       7

FUND INVESTMENTS                                                        8

FUND MANAGEMENT                                                        11

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM                                                     13

HOW TO INVEST                                                          17

HOW TO REDEEM                                                          21

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS                                                        23

EXCHANGES                                                              25

SHAREHOLDER INFORMATION                                                26

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES                                             31

ADDITIONAL FUND INFORMATION                                            38


USAA Total Return Strategy Fund - 2

---------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND PRINCIPAL STRATEGY?

          The Fund's investment objective is to seek a positive return every calendar year and over the long term (five years and more) to achieve returns greater than the S&P 500 Index with less risk. The Fund's strategy to achieve its objective is to shift the Fund's assets among stocks, investment-grade bonds, or cash equivalents. We generally will invest at any given time substantially all of the Fund's assets in either (1) stocks through the use of stock-based exchange-traded funds
          (ETFs), (2) investment-grade bonds through either ETFs or direct investment, or (3) cash equivalents through direct investment in short-term, high-quality money market instruments or money market funds. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

          Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 8 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING
IN THIS FUND?

          The principal risks of investing in this Fund are stock market risk, credit risk, interest rate risk, reallocation risk, management risk, and nondiversification risk.

          STOCK MARKET RISK

          Because this Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

                                                                  3 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          CREDIT RISK

          Many of the fixed-income securities in the Fund's portfolio will be subject to credit risk. Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond will fail to make timely payments of interest or principal. Also, to the extent the Fund invests in government securities, credit risk will be limited. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are typically subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

          INTEREST RATE RISK

          As a mutual fund that has the potential to invest in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

          REALLOCATION RISK

          The Fund may change the allocation of its portfolio holdings on a frequent basis. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, the Fund also has less flexibility in the timing of purchases and sales of securities than it would other-

USAA Total Return Strategy Fund - 4

---------------------------------------------------------------------------

          wise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

          MANAGEMENT RISK

          This Fund is subject to management risk because the Fund is actively managed. As a result, there is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

          NONDIVERSIFICATION RISK

          The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock or bond ETF. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results.

          As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods, if any.

          An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

          Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

                                                                  5 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          Performance history for this Fund will be available in the prospectus after the Fund has been in operation for one full calendar year.

          TOTAL RETURN

          All mutual funds must use the same formula to calculate TOTAL RETURN.

      ==========================================================================
      [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE
              REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
      ==========================================================================

          CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

          Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our usaa.com web site once you have established Internet access. See page 19 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate newspaper symbol. If you prefer to obtain this information from an online computer service, you can do so by using its ticker symbol. The Fund will receive its ticker symbol when it acquires $25 million in assets or 1,000 shareholders.

                       ==================================
                             [ARROW] FUND NUMBER 55
                       ==================================

USAA Total Return Strategy Fund - 6

---------------------------------------------------------------------------


FEES AND EXPENSES

          This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

          SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

          There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.) IN ADDITION, IF YOU SELL OR EXCHANGE SHARES OF THE FUND WITHIN FIVE BUSINESS DAYS OF PURCHASE, YOU MAY BE SUBJECT TO A SHORT-TERM TRADING FEE PAYABLE TO THE FUND OF UP TO 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THE FUND CURRENTLY IS WAIVING THIS FEE BUT MAY BEGIN TO CHARGE THE FEE AT ANY TIME WITHOUT PRIOR NOTICE TO SHAREHOLDERS.

          ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

          Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's first year of operation and are calculated as a percentage of average net assets (ANA).

     MANAGEMENT     DISTRIBUTION         OTHER            TOTAL ANNUAL
        FEES        (12B-1) FEES        EXPENSES       OPERATING EXPENSES
    -----------------------------------------------------------------------
        .65%             None             .69%              1.34%a

 a We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.00% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. Up to January 7, 2008, we may recover from the Fund amounts reimbursed, subject to certain limitations. With this reimbursement, the Fund's Actual Total Annual Operating Expenses would be as follows:

                                                   Actual Total Annual
          Total Annual                              Operating Expenses
           Operating         Reimbursement                After
           Expenses            From IMCO             Reimbursement
         ---------------------------------------------------------------
             1.34%               .34%                     1.00%

                                                                  7 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

     =========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     =========================================================================

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                       1 YEAR                  3 YEARS
                    ------------------------------------
                        $136                     $425


FUND INVESTMENTS

          PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

          The Fund's principal investment strategy is to shift the Fund's assets among stocks, investment-grade bonds, or cash equivalents. We generally will invest at any given time substantially all of the Fund's assets in either (1) stocks through the use of stock-based exchange-traded funds (ETFs), (2) investment-grade bonds through either ETFs or direct investment, or (3) cash equivalents through investment in short-term, high-quality money market instruments or money market funds. The decision to shift the Fund's assets among stocks, bonds, and money market instruments is based on a specific process and models (patent pending) under which investments are bought and sold on pre-set buy/sell points. These models consider technical and fundamental factors. Reassessments of these decisions are made frequently.

          We may need to actively and frequently trade Fund securities to implement the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate

USAA Total Return Strategy Fund - 8

---------------------------------------------------------------------------

          increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

          STOCKS

          [ARROW] WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

          We generally will invest in stocks through the use of stock-based ETFs. These stocks typically will represent the large-capitalization sector of the U.S. equity market, but may at times represent other sectors of the U.S. equity market.

          [ARROW] WHAT ARE ETFS?

          Exchange-traded funds, more commonly referred to as ETFs, are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. The Fund will value any ETF in its portfolio at its market price, which typically approximates its net asset value (NAV) although there may be times when the market price and NAV vary to a greater extent. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities.

          BONDS

          [ARROW] WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

          We generally will invest in investment-grade bonds through either ETFs or direct investment.

          [ARROW] WHAT ARE CONSIDERED INVESTMENT-GRADE BONDS?

          Investment-grade bonds include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities

                                                                  9 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          rated or subject to a guarantee that is rated within the rating categories listed by at least one of the following rating agencies:


                                        LONG-TERM              SHORT-TERM
              RATING  AGENCY          DEBT SECURITIES       DEBT SECURITIES
              ------------------------------------------------------------------
              Moody's Investors                            At least Prime-3
              Service                  At least Baa3       or MIG 3/VMIG 3

              Standard & Poor's                            At least A-3
              Ratings Group            At least BBB-       or SP-2

              Fitch Ratings            At least BBB-       At least F3

              Dominion Bond
              Rating Service           At least BBB low    At least R-2 low

          If unrated by these agencies, we must determine that the securities are of equivalent investment quality. You will find a complete description of the above debt ratings in the Fund's statement of additional information.

          MONEY MARKET INSTRUMENTS

          [ARROW] WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

          The money market instruments included in the Fund's portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, any of the following:

          * obligations of the U.S. government, its agencies and instrumentalities

          * repurchase agreements collateralized by the foregoing obligations

          *  commercial paper or other short-term corporate obligations

          *  certificates of deposit

          *  bankers' acceptances

          *  money market funds

          *  short-term investment funds


USAA Total Return Strategy Fund - 10

---------------------------------------------------------------------------

          *  variable rate-demand notes

          *  other suitable obligations


          [ARROW] HOW ARE DECISIONS TO BUY AND SELL THE SECURITIES HELD IN THE FUND'S PORTFOLIO MADE?

          Buy/sell decisions are made using a specific process and models (patent pending) under which investments are bought and sold on pre-set buy/sell points. These models consider technical and fundamental factors. The key concepts used in arriving at the buy/sell decisions are (1) a strong desire to avoid losses, (2) the desire to invest in the markets only when they appear to offer extraordinary returns, (3) the desire to have a disciplined, objective decision-making process using time-tested buy/sell rules, and (4) the belief that using moving averages, momentum indicators, and other internal market indicators enhances the possibility of success.

          For ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES and the types of securities in which the Fund's assets may be invested, see page 31.


FUND MANAGEMENT

          USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

              ============================================================
              [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                       USAA INVESTMENT MANAGEMENT COMPANY
                       APPROXIMATELY $49 BILLION AS OF DECEMBER 31, 2004
              ============================================================

          We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees.


                                                                 11 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Flexible Portfolio Funds Index, which tracks the performance of the 30 largest funds within the Lipper Flexible Funds category. This category allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of sixty-five one hundredths of one percent (0.65%) of the Fund's average net assets.

          The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. For the month ended December 31, 2005, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

          The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

          OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
            RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) 1             OF THE FUND'S AVERAGE NET ASSETS)
        ------------------------------------------------------------------------
               +/- 100 to 400                             +/- 4
               +/- 401 to 700                             +/- 5
            +/- 701 and greater                           +/- 6

          1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).


USAA Total Return Strategy Fund - 12

---------------------------------------------------------------------------

          We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. Under this arrangement, the Fund is required to pay us back the amount waived in subsequent years through January 7, 2008, but only if the additional payments do not cause the Fund's total expenses to exceed 1.00% of the Fund's average annual net assets.

          In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

          PORTFOLIO MANAGERS

          Stuart H. Wester, CFA, vice president, Equity Investments, has co-managed the Fund since inception. Mr. Wester has 30 years of investment experience and has worked for us for 17 years. He earned the Chartered Financial Analyst designation in 1981 and is a member of the CFA Institute and the San Antonio Financial Analysts Society, Inc. He holds an MBA from North Texas State University and a BBA from Texas Tech University.

          Pamela Bledsoe Noble, CFA, vice president of Money Market Funds, has co-managed the Fund since inception. Ms. Noble has 15 years of investment management experience and has worked for us for 12 years. She earned the Chartered Financial Analyst designation in 1992 and is a member of the CFA Institute and the San Antonio Financial Analysts Society, Inc. She holds an MBA from Texas Christian University and a BS from Louisiana Tech University.


USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

          THE IDEA BEHIND MUTUAL FUNDS

          Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys
                                                                 13 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

          USING FUNDS IN AN INVESTMENT PROGRAM

          In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

          You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

          EXCESSIVE SHORT-TERM TRADING

          The USAA family of funds generally is not intended as short-term investment vehicles (except for its money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

          Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees/Directors of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-

USAA Total Return Strategy Fund - 14

---------------------------------------------------------------------------

          Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

          To deter such trading activities, the USAA family of funds' policies and procedures include:

          * Each fund limits the number of permissible exchanges out of any fund in the USAA family of funds for each account to six per calendar year (except for the money market funds, the USAA
               Short-Term Bond Fund, and the USAA Short-Term Fund). For more detailed information on our exchange policy, see EXCHANGES on page 25.

          * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

          * Each fund (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund) is authorized to impose up to a 2% short-term trading fee on the value of fund shares redeemed within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and will be paid directly to the affected fund. The Fund currently is waiving the fee but may begin charging the fee at any time without prior notice. For more information, see SHORT-TERM TRADING FEE on page 23.

          THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
          ORDERS AND LIMIT TRADING IN ACCOUNTS

          The USAA family of funds' main weapon against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In enforcing this policy, the USAA family of funds is concerned with excessive short-term trading activities that can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading. Finally, the Fund reserves the right to classify an investor as an excessive short-term trader even after one large disruptive purchase and redemption.

                                                                15 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
-----------------------------------------------------------------------------

          The following transactions are exempt from these policies:

          * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

          *    Purchases   and  sales   pursuant  to  automatic   investment  or
               withdrawal plans; and

          * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

          If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

          The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

          Some   investors   purchase  USAA  fund  shares  through  a  financial
          intermediary who establish an omnibus account in the USAA Funds for its clients and submit a net order to purchase or redeem shares after combining its client orders, which we refer to as omnibus accounts. Currently, such omnibus accounts are not required to provide the Fund with underlying trading information for their clients. The USAA family of funds reviews net activity in these omnibus accounts based on the information available to it from the intermediary and looks for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity, we work with the omnibus account to identify accounts engaged in excessive short-term trading activity. Investors engaging in excessive short-term trading through these institutional accounts also can be warned or have their trading privileges restricted or terminated. Because the USAA family of funds does not receive underlying trade data, it must rely on the cooperation of the omnibus account to provide information on the trading activity of its clients and restrict or limit excessive short-term traders.

USAA Total Return Strategy Fund - 16

---------------------------------------------------------------------------

HOW TO INVEST

          OPENING AN ACCOUNT

          You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

          As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

          TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

          If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

          TAX ID NUMBER

          Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See TAXES on page 29 for additional tax information.

                                                                 17 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          EFFECTIVE DATE

          When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

          The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

          The Fund or the Fund's transfer agent also may enter into agreements whereby orders may be executed at the NAV next calculated after receipt of the order by the Fund, with payment for the order being made on the next business day.

          If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

          MINIMUM INVESTMENTS

          INITIAL PURCHASE

          * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

USAA Total Return Strategy Fund - 18

---------------------------------------------------------------------------

               Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

          ADDITIONAL PURCHASES

          *    $50 minimum per transaction, per account.

          AUTOMATIC INVESTING

          * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

               There are no minimum initial or subsequent purchase payment amounts for investments through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

          HOW TO PURCHASE BY . . .

          INTERNET ACCESS - USAA.COM

          * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 800-461-3507 to obtain a registration number and personal identification number (PIN) or log on to usaa.com and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

          MAIL

          *    To open an account, send your application and check to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                                                                 19 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

          * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

          BANK WIRE

          * To open or add to your account, call 800-531-8448 or visit our web site at usaa.com for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

          * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

          PHONE 800-531-8448 (IN SAN ANTONIO, 456-7202)

          * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

          USAA TOUCHLINE(R) 800-531-8777 (IN SAN ANTONIO, 498-8777)

          * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your

USAA Total Return Strategy Fund - 20

---------------------------------------------------------------------------

               Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

          USAA BROKERAGE SERVICES 800-531-8343 (IN SAN ANTONIO, 456-7214)

          * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

          You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

          We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY

                                                                 21 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

          HOW TO REDEEM BY...

          INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

          *    Access usaa.com.

          *    Send your written instructions to:

                           REGULAR MAIL:
                           USAA Investment Management Company
                           P.O. Box 659453
                           San Antonio, TX 78265-9825

                           REGISTERED OR EXPRESS MAIL:
                           USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, TX 78240

          * Send a signed fax to 800-292-8177, or send a telegram to USAA Shareholder Account Services.

          * Call toll free 800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

          * Call toll free 800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

          Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/other

USAA Total Return Strategy Fund - 22

---------------------------------------------------------------------------

          taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

          USAA BROKERAGE SERVICES

          * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

          SHORT-TERM TRADING FEE

          Because the Fund can experience price fluctuations, it is intended for long-term investors. It is not designed for short-term investors whose purchases and redemptions can unnecessarily disrupt the efficient management of the Fund and its investment strategy and increase the Fund's transaction costs. For these reasons, the Fund is authorized to charge up to a 2% short-term trading fee on the value of redemptions and exchanges of Fund shares done within five business days of purchase. This fee will be deducted from an investor's redemption proceeds and paid directly to the Fund to help reduce transaction costs. The Fund currently is waiving the fee altogether but reserves the right to begin charging the fee at any time without prior notice to shareholders.

          Currently, omnibus accounts are not required to impose redemption fees on their underlying clients or submit to the Fund trading information for its clients. Once the Fund begins charging the redemption fee, it could be limited in imposing this fee on shareholders purchasing shares through omnibus accounts based on the system's capability and cooperation of the omnibus account.

          Once the Fund begins charging the fee, the Fund will waive the imposition of this fee for redemptions done for financial emergencies outside of
                                                                 23 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          the control of the investor (E.G., for members who receive deployment orders), upon written request of an investor.

          ACCOUNT BALANCE

          USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

          FUND RIGHTS

          The Fund reserves the right to:

          * reject or restrict purchase or exchange orders when in the best interest of the Fund;

          * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

          * calculate the NAV per share on a business day that the NYSE is closed;

          * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

          *    redeem an account with less than $900, with certain  limitations;
               and

          * restrict or liquidate an account when necessary or appropriate to comply with federal law.

USAA Total Return Strategy Fund - 24

---------------------------------------------------------------------------

EXCHANGES

          EXCHANGE PRIVILEGE

          The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

          Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

          IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

          The  Fund  has  undertaken  certain  procedures   regarding  telephone
          transactions as described on page 22.

          EXCHANGE LIMITATIONS

          To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds).

                                                                 25 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 15.

          For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

          * Transactions done under automatic purchase plans and systematic withdrawal plans;

          * Transactions done to meet minimum distribution requirements from retirement accounts; and

          * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

          In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

          SHARE PRICE CALCULATION

          The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

              ==================================================================
                                             TOTAL ASSETS - TOTAL LIABILITIES
              [ARROW]   NAV PER SHARE     =  ---------------------------------
                                                    NUMBER OF SHARES
                                                       OUTSTANDING
              ==================================================================

USAA Total Return Strategy Fund - 26

---------------------------------------------------------------------------

          VALUATION OF SECURITIES

          Portfolio securities including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

          Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

          Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

          For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

                                                                 27 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          DIVIDENDS AND OTHER DISTRIBUTIONS

          The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

          We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

              ==================================================================
              [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS
                      OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

              [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO
                      SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE
                      FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
              ==================================================================

          We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

USAA Total Return Strategy Fund - 28

---------------------------------------------------------------------------

          TAXES

          This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and
          (2) to the Fund's distributions of net capital gain it recognizes on sales or exchanges through March 31, 2009, of capital assets it holds for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

          SHAREHOLDER TAXATION

          Dividends from net investment income and distributions of the excess of short-term capital gains over long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

          Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

          WITHHOLDING

          Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

          *    underreports dividend or interest income or

          * fails to certify that he or she is not subject to backup withholding.

                                                                 29 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

          REPORTING

          The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

          SHAREHOLDER MAILINGS

          HOUSEHOLDING

          Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

          ELECTRONIC DELIVERY

          Log  on  to  usaa.com  and  sign  up  to  receive   your   statements,
          confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

USAA Total Return Strategy Fund - 30

----------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE
FUND'S INVESTMENT POLICIES

          THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN INVESTMENT POLICIES OF THE TOTAL RETURN STRATEGY FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

          FUTURES

          Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a treasury bond or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

          MONEY MARKET INSTRUMENTS

          The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money market funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

          OTHER INVESTMENT COMPANIES

          The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to limitations. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                                                 31 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

          PUT BONDS

          The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

          REPURCHASE AGREEMENTS

          The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying collateral.

          The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

          VARIABLE-RATE DEMAND NOTES

          The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated weekly or quarterly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income

USAA Total Return Strategy Fund - 32

---------------------------------------------------------------------------

          generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

          VARIABLE-RATE AND FLOATING-RATE SECURITIES

          The Fund's assets may be invested in variable-rate  and  floating-rate
          securities,   which  bear   interest   at  rates  that  are   adjusted
          periodically to market rates.

          * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

          * Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

          * The market value of variable-rate or floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

          WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          The Fund's assets may be invested in debt securities offered on a when-issued or delayed-delivery basis.

          * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.


          *    The  Fund  does  not  earn  interest  on  the  securities   until
               settlement, and the market value of the securities may fluctuate between purchase and settlement.

          *    Such securities can be sold before settlement date.

                                                                33 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
--------------------------------------------------------------------------

          ASSET COVERAGE

          The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount equal to or exceeding the Fund's commitment with respect to these contracts or securities.

          ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Total Return Strategy Fund - 34

                                     NOTES

                                                                 35 - Prospectus

                                     NOTES

USAA Total Return Strategy Fund - 36

                                     NOTES

                                                                 37 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
---------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

          If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus.

          To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Total Return Strategy Fund - 38

                  INVESTMENT       USAA Investment Management Company
                    ADVISER,       P.O. Box 659453
              ADMINISTRATOR,       San Antonio, Texas 78265-9825
                UNDERWRITER,
             AND DISTRIBUTOR


              TRANSFER AGENT       USAA Shareholder Account Services
                                   P.O. Box 659453
                                   San Antonio, Texas 78265-9825


                   CUSTODIAN       State Street Bank and Trust Company
                                   P.O. Box 1713
                                   Boston, Massachusetts 02105


                   TELEPHONE       Call toll free - Central Time
            ASSISTANCE HOURS       Monday - Friday 7 a.m. to 10 p.m.
                                   Saturday 8:30 a.m. to 5 p.m.
                                   Sunday 10:30 a.m. to 7 p.m.


                 FOR ACCOUNT       800-531-8448 in San Antonio, 456-7202
                  SERVICING,
               EXCHANGES, OR
                 REDEMPTIONS


             RECORDED MUTUAL       24-Hour Service (from any phone)
           FUND PRICE QUOTES       800-531-8066 in San Antonio, 498-8066


                 MUTUAL FUND       (from touch-tone phones only) For account
           USAA TOUCHLINE(R)       balance, last transaction, fund prices, or
                                   to exchange/redeem  fund shares
                                   800-531-8777 in San Antonio, 498-8777

             INTERNET ACCESS       usaa.com

                                                                     [graphic]
Investment Company Act File No. 811-4019                              Recycled
                                                                        Paper

------------------------------------------------------------------------------
[USAA         9800 Fredericksburg Road                     ----------------
EAGLE         San Antonio, Texas  78288                       PRSRT STD
LOGO (R)]                                                   U.S. Postage
                                                                PAID
                                                                USAA
                                                            ---------------

Receive this document
and others electronically.
Sign up at USAA.COM.

------------------------------------------------------------------------------

[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES




48372-0105                  (C)2005, USAA. All rights reserved. Patent Pending.

                                     Part B



                   Statement of Additional Information for the
                 Total Return Strategy Fund is included herein

         Not included in this Post-Effective Amendment is the Statement of Additional Information for the Balanced Strategy Fund,
        Growth and Tax Strategy Fund, Precious Metals and Minerals Fund,
     Cornerstone Strategy Fund, Emerging Markets Fund, International Fund,
         World Growth Fund, GNMA Trust, and Treasury Money Market Trust

[USAA EAGLE LOGO(R)]
USAA                                                     STATEMENT OF
INVESTMENT                                               ADDITIONAL INFORMATION
TRUST                                                    JANUARY 7, 2005
--------------------------------------------------------------------------------

                              USAA INVESTMENT TRUST
                          (TOTAL RETURN STRATEGY FUND)


         USAA INVESTMENT TRUST (the Trust) is a registered investment company offering shares of ten no-load mutual funds one of which is described in this Statement of Additional Information (SAI): the Total Return Strategy Fund (the
Fund). The Fund is classified as nondiversified.

         You may obtain a free copy of the prospectus dated January 7, 2005, for the Fund by writing to USAA Investment Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund, and should be read in conjunction with the Fund's prospectus.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
     PAGE
     2        Valuation of Securities
     2        Conditions of Purchase and Redemption
     3        Additional Information Regarding Redemption of Shares
     3        Investment Plans
     5        Investment Policies
     11       Investment Restrictions
     12       Portfolio Transactions
     14       Description of Shares
     15       Tax Considerations
     16       Trustees and Officers of the Trust
     22       The Trust's Manager
     26       General Information
     27       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES


Shares of the Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of the Fund is equal to the current net asset value (NAV) per share. The NAV per share of the Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

         The Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

         The value of securities of the Fund is determined by one or more of the following methods:

         Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

         Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

          Investments in open-end investment companies other than exchange-traded funds (ETFs) are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

         Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.


                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

         The Board of Trustees may cause the redemption of an account with a balance of less than $900, provided that (1) the value of such account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $900 entirely for reasons other than market action, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

         The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

         For the mutual protection of the investor and the Fund, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.


                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Fund. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDs - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

         Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association
(USAA).  You also may elect to have such  withdrawals  invested in another  USAA
Fund.

         This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

         Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

         Each redemption of shares of the Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Investment Trust and USAA Mutual Fund, Inc.

         Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

         An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

         Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES


The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in the Fund's prospectus describe the fundamental investment objective and the investment policies applicable to the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs.

EXCHANGE-TRADED FUNDS (ETFS)

The Fund's assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

The Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

         The Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitation applicable to the Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

         With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

         Finally, for purposes of calculating the dollar weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

PUT BONDS

The Fund's assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES

The Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

         No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

VARIABLE-RATE DEMAND NOTES

The Fund may invest in securities that provide the right, on any business day, to sell the securities at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may sell these securities before the settlement date if it is deemed advisable.

         Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund.

         On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

The Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

DERIVATIVES

The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

         The Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of The Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

The Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether the Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options that the Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

The Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, the Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund was unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Management of the Company has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

         The Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for the Fund. These restrictions may not be changed without approval by the lesser of
(1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities.

          The Fund may not:

 (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (2) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.

 (3)      Issue senior securities, except as permitted under the 1940 Act.

 (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory under writer in the distribution of any restricted securities or not readily marketable securities.

 (5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (6) Purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments.

 (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

         With respect to the Fund's concentration policy as described, the Manager uses various recognized industry classifications services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Fund. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

         The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                             PORTFOLIO TRANSACTIONS

The Manager, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager, better prices and execution are available elsewhere. In addition, the Manager may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

         The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund or the Manager are reasonable and fair. The Trust's Board of Trustees has authorized the Manager for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager (or any entity or person associated with the Manager) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

         The Trust's Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager in connection with such underwritings. In addition, for underwritings where the Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

         In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

         In return for such services, the Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

         The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution.

         To the extent permitted by applicable law, and in all instances subject to the Fund's policies regarding best execution, the Manager may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund's expenses.

         Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

         The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of the Fund will not be a limiting factor when the Manager deems changes in the Fund's portfolio appropriate in view of its investment objective. The Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. The Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

         The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

                              DESCRIPTION OF SHARES

The Fund is a series of the Trust and is nondiversified. The Trust is an open-end management investment company established under the laws of the Commonwealth of Massachusetts pursuant to the First Amended and Restated Master Trust Agreement (Master Trust Agreement), dated June 2, 1995, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Ten such portfolios have been established, one of which is described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without the approval of the shareholders of the Trust. The Fund was established September 22, 2004, by the Board of Trustees and will commence the public offering of its shares on January 24, 2005.

         The Fund's assets, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Fund's relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Each share of the Fund represents an equal proportionate interest in the Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to the Fund when declared by the Trustees. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

         Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund's shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by the Fund and only becomes effective with respect to the Fund when a majority of the outstanding voting securities of the Fund approves it. Shareholders of the Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. For example, a proposed change in the investment objective of a particular Fund would require the affirmative vote of a majority of the outstanding voting securities of only that Fund.

         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

         When issued, the Fund's shares are fully paid and nonassessable by the Trust, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUND

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, the Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income, net short-term capital gain (the excess of short-term capital gains over short-term capital losses), and net gains from certain foreign currency transactions (investment company taxable income) for the taxable year (Distribution Requirement).

         To qualify for treatment as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year and (3) any prior income and gains not distributed. The Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.

         The Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

         Code section 1092 (dealing with straddles) also may affect the taxation of certain options and futures in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options and futures are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions the Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

         If the Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of the Fund's shareholders. The Board of Trustees periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by the Fund's service providers, including IMCO and its affiliates.

          Set forth below are the Non-Interested Trustees, the Interested Trustee, and officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*    POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        NUMBER OF      OTHER
AND AGE           HELD WITH        OFFICE** AND                                                        PORTFOLIOS IN  DIRECTORSHIPS
                  FUND             LENGTH OF                                                           FUND COMPLEX   HELD BY
                                   TIME SERVED                                                         OVERSEEN BY    TRUSTEE
                                                                                                       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara B. Dreeben  Trustee        Trustee since    President, Postal Addvantage (7/92-present),       Four registered     None
(59)                               January 1994     which is a postal mail list management             investment
                                                    service.                                           companies
                                                                                                       consisting of
                                                                                                       39 funds
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Mason,    Trustee        Trustee since    Institute Analyst, Southwest Research              Four registered     None
Ph.D. (58)                         January 1997     Institute (3/02-present); Staff Analyst,           investment
                                                    Southwest Research  Institute (9/98-3/02)          companies
                                                    which focuses in the fields of technological       consisting of
                                                    research.                                          39 funds
------------------------------------------------------------------------------------------------------------------------------------
Michael F. Reimherr  Trustee       Trustee since    President of Reimherr Business Consulting          Four registered     None
(59)                               January 2000     (5/95-present), which performs business            investment
                                                    valuations of large companies to include           companies
                                                    the development of annual business plans,          consisting of
                                                    budgets, and internal financial reporting.         39 funds
------------------------------------------------------------------------------------------------------------------------------------
Laura T. Starks,     Trustee       Trustee since    Charles E and Sarah M Seay Regents Chair           Four registered     None
Ph.D. (54)                         May 2000         Professor of Finance, University of Texas          investment
                                                    at Austin (9/96-present).                          companies
                                                                                                       consisting of
                                                                                                       39 funds
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Zucker    Trustee       Trustee since    Vice President, Beldon Roofing Company             Four registered     None
(61)                               January 1992     (7/85-present).                                    investment
                                                                                                       companies
                                                                                                       consisting of
                                                                                                       39 funds
====================================================================================================================================

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430

** The term of office for each Trustee is twenty (20) years or until the trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

         Trustee and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED TRUSTEE

====================================================================================================================================
NAME, ADDRESS*      POSITION(S)   TERM OF           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     NUMBER OF      OTHER PUBLIC
AND AGE             HELD WITH     OFFICE AND                                                        PORTFOLIOS     DIRECTORSHIPS
                    FUND          LENGTH OF                                                         IN FUND
                                  TIME SERVED                                                       COMPLEX
                                                                                                    OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.    Trustee,         Trustee since    President and Chief Executive Officer, Director,   Five registered    None
Claus (44)        President,       February 2001    and Chairman Board of Directors, USAA              investment
                  and Vice                          Investment Management Company (IMCO)(12/04-        companies
                  Chairman of                       present). President and Chief Executive            consisting of
                  the board of                      Officer, Director, and Vice Chairman Board         44 funds
                  Trustees                          of Directors, IMCO (2/01-12/04). Senior Vice
                                                    President of Investment Sales and Service, IMCO
                                                    (7/00-2/01); Senior Vice President Investment
                                                    Sales and Service, IMCO (12/94-7/00). Mr. Claus
                                                    also serves as President, Director, and Chairman
                                                    of the Board of Directors of USAA  Shareholder Account
                                                    Services (SAS). He also holds the officer position
                                                    of Senior Vice President of the USAA Life Investment
                                                    Trust, a registered investment company offering five
                                                    individual funds.

====================================================================================================================================

 * The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*    POSITION(S)      TERM OF           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       NUMBER OF      OTHER PUBLIC
AND AGE           HELD WITH        OFFICE AND                                                          PORTFOLIOS     DIRECTORSHIPS
                  FUND             LENGTH OF                                                           IN FUND
                                   TIME SERVED                                                         COMPLEX
                                                                                                       OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Clifford A.       Vice President   Vice President    Senior Vice President, Fixed Income Investments,  Five registered   None
Gladson (54)                       since May 2002    IMCO (9/02-present); Vice President, Fixed        investment
                                                     Income Investments,  IMCO (5/02-9/02); Vice       companies
                                                     President, Mutual Fund Portfolios,  IMCO,         consisting of
                                                     (12/99-5/02). Mr. Gladson also holds the          44 funds
                                                     officer position  of Vice President of the
                                                     USAA Life Investment Trust, a registered
                                                     investment company offering five individual
                                                     funds.
------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester     Vice President   Vice President    Vice President, Equity Investments, IMCO          Five registered   None
(57)                               since May 2002    (1/99-present). Mr. Wester also holds             investment
                                                     the officer position of Vice President            companies
                                                     of the USAA Life Investment Trust, a              consisting of
                                                     registered investment company offering five       44 funds
                                                     individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard    Secretary        Secretary since   Senior Vice President, USAA Life Insurance        Five registered   None
(41)                               September 2002    Company (USAA Life)/IMCO/USAA Financial Planning  investment
                                                     Services (FPS) General Counsel, USAA (10/03-      companies
                                                     present); Senior Vice President, Securities       consisting of
                                                     Counsel, USAA (12/02-10/03); Senior Vice          44 funds
                                                     President, Securities Counsel and Compliance,
                                                     IMCO (1/02-12/02); Vice President, Securities
                                                     Counsel & Compliance, IMCO (7/00-1/02); and
                                                     Assistant Vice President, Securities Counsel,
                                                     USAA (2/98-7/00). Mr. Howard also holds the
                                                     officer positions of Senior Vice  President,
                                                     Secretary and Counsel for USAA Life, IMCO, FPS,
                                                     SAS, and USAA Financial Advisors, Inc. (FAI);
                                                     and Secretary of the USAA Life Investment Trust,
                                                     a registered investment company offering five
                                                     individual funds.
------------------------------------------------------------------------------------------------------------------------------------
David M. Holmes    Treasurer       Treasurer since   Senior Vice President, Life/IMCO/FPS Senior       Five registered   None
(44)                               June 2001         Financial Officer, USAA (12/02-present); Senior   investment
                                                     Vice President, Senior Financial Officer, IMCO    companies
                                                     (6/01-12/02); Vice President, Senior Financial    consisting of
                                                     Officer, USAA Real Estate Company (RealCo)        44 funds
                                                     (12/97-5/01). Mr. Holmes also holds the officer
                                                     positions of Senior Vice President, Senior
                                                     Financial Officer and Treasurer of the USAA Life,
                                                     IMCO, SAS, FPS, and FAI; and Treasurer of the
                                                     USAA Life Investment Trust, a registered investment
                                                     company offering five individual funds.

====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*     POSITION(S)     TERM OF           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       NUMBER OF      OTHER PUBLIC
AND AGE            HELD WITH FUND  OFFICE AND                                                          PORTFOLIOS     DIRECTORSHIPS
                                   LENGTH OF                                                           IN FUND
                                   TIME SERVED                                                         COMPLEX
                                                                                                       OVERSEEN
====================================================================================================================================
Eileen M. Smiley   Assistant       Assistant         Vice President, Securities Counsel, USAA (2/04-   Five registered   None
(45)               Secretary       Secretary         present); Assistant Vice President, Securities    investment
                                   since February    Counsel, USAA (1/03-2/04); Attorney, Morrison     companies
                                   2003              & Foerster, LLP  (1/99-1/03).  Ms. Smiley also    consisting of
                                                     holds the officer positions of Vice President     44 funds
                                                     and Assistant Secretary of IMCO, FPS, and FAI;
                                                     and Assistant Secretary of the USAA Life Investment
                                                     Trust, a registered investment company offering
                                                     five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo,   Assistant       Assistant         Assistant Vice President, Portfolio Accounting/   Five registered   None
Jr. (44)           Treasurer       Treasurer since   Financial Administration, USAA (12/02-present);   investment
                                   July 2000         Assistant Vice President, Mutual Fund Analysis    companies
                                                     & Support, IMCO (10/01-12/02);  Executive         consisting of
                                                     Director, Mutual Fund Analysis  & Support,        44 funds
                                                     IMCO (6/00-10/01);  Director,  Mutual Fund
                                                     Analysis, IMCO (9/99-6/00). Mr. Galindo also
                                                     holds the officer position of Assistant Treasurer
                                                     of the USAA Life Investment Trust, a registered
                                                     investment company offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D.        Chief Compliance Chief Compliance  Assistant Vice President, Mutual Funds            Five registered   None
Hill (37)         Officer          Officer since     Compliance, USAA (9/04-present); Assistant        investment
                                   September 2004    Vice President, Investment Management             companies
                                                     Administration & Compliance, USAA (12/02-9/04);   consisting of
                                                     Assistant Vice President, Investment              44 mutual funds
                                                     Management Administration & Compliance, IMCO
                                                     (9/01-12/02); Senior Manager, Investment
                                                     Management Assurance and Advisory Services,
                                                     KPMG LLP (6/98-8/01). Mr. Hill also holds the
                                                     officer position of Chief Compliance Officer of
                                                     the USAA Life Investment Trust, a registered
                                                     investment company offering five individual
                                                     funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

         EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and and Zucker are members of the Executive Committee.

         AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee.

         PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee.

         CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee.

         In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

         The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2004.

                                           USAA FUND
                                            COMPLEX
                                             TOTAL

INTERESTED TRUSTEE

Christopher  W.  Claus                  Over  $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben                      Over $100,000
Robert L. Mason                         Over $100,000
Michael F. Reimherr                     Over $100,000
Laura T. Starks                         Over $100,000
Richard A. Zucker                       Over $100,000

         The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2004.

    NAME                          AGGREGATE                TOTAL COMPENSATION
     OF                          COMPENSATION              FROM THE USAA FUNDS
   TRUSTEE                      FROM THE TRUST             AND FUND COMPLEX (B)

INTERESTED TRUSTEE

Christopher W. Claus               None (a)                      None (a)

NON-INTERESTED TRUSTEES

Barbara B. Dreeben                 $ 13,125                     $ 52,500
Robert L. Mason, Ph.D.             $ 13,875                     $ 55,500
Michael F. Reimherr                $ 13,125                     $ 52,500
Laura T. Starks, Ph.D.             $ 13,125                     $ 52,500
Richard A. Zucker                  $ 13,875                     $ 55,500

(a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

(b) At December 31, 2004, the USAA Fund Complex consisted of five registered investment companies offering 43 individual funds. Each non-interested Trustee presently serves as a Trustee or Director on all of the investment companies in the USAA Fund Complex, except for the USAA Life Investment Trust, which consists of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

          No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager. As of October 31, 2004, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

                               THE TRUST'S MANAGER

As described in the Fund's prospectus, IMCO is the Manager and investment adviser for the Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Investment Trust from its inception.

         In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $49 billion, of which approximately $30 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Fund pursuant to an Advisory Agreement dated January 7, 2005 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies and manages the portfolio assets for the Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for the Fund.

         For the services under this agreement, the Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

          Except for the services and facilities provided by the Manager, the Fund pays all other expenses incurred in its operations. Expenses for which the Fund is responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

         The Advisory Agreement will remain in effect until January 6, 2007, and will continue in effect from year to year thereafter for the Fund as long as its is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. The agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. In addition to any amounts otherwise payable to the Manager as an advisory fee for current services under the Advisory Agreement, the Company shall be obligated to pay the Manager all amounts previously waived by the Manager with respect to the Fund, provided that such additional payments are made not later than three years from January 7, 2005, and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed 1.00% of the average net assets of the Fund. The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's ANA, and will reimburse the Fund for all expenses in excess of such limitation. This agreement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

         The management fees of the Fund is based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of 0.65% of average net assets and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of a Fund relative to the Lipper Flexible Portfolio Funds Index.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. For the month ending January 31, 2006, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

         The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

   OVER/UNDER PERFORMANCE RELATIVE TO INDEX         ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) 1                 (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)

              +/- 100 to 400                                  +/- 4
              +/- 401 to 700                                  +/- 5
            +/- 701 and greater                               +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

For example, assume that an equity fund with average net assets of $300 million has a base fee of 0.75 of 1% (75 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $250 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                               1            2            3            4             5            6
Fund Performance (a)          12.80%      15.02%       6.75%       (12.25%)      (10.07%)     (8.17%)
Index Performance (a)          8.75%      18.29%       6.28%       (19.87%)       (5.45%)     (7.98%)
Over/Under Performance (b)    + 405      - 327        + 47          + 762         - 462        - 19
Annual Adjustment Rate (b)      + 5         -4           0           + 6           - 5            0
Monthly Adjustment Rate (c)   .0041%     (.0033%)       n/a         .0049%       (.0041%)        n/a
Base Fee for Month          $187,500    $187,500    $187,500      $187,500      $187,500     $187,500
Performance Adjustment        10,250      (8,250)          0        12,250       (10,250)          0
                            -------------------------------------------------------------------------
Monthly Fee                 $197,750    $179,250    $187,500      $199,750      $177,250    $187,500
                           =========================================================================

(a) Average annual performance over a 36-month period
(b) In basis points
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

         The Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

APPROVAL OF ADVISORY AGREEMENT

At a meeting of the Board of Trustees held on September 22, 2004, the Board, including a majority of the Non-Interested Trustees, approved the Advisory Agreement for the Fund for an initial two-year period ending January 6, 2007. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. Among others, the Board considered the following factors and information with respect to the Fund: (i) the services provided to the Fund by the Manager under the Advisory Agreement;
(ii) other services provided by the Manager and its affiliates under other agreements including administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund; (iii) the personnel who provide these services; (iv) the Manager's costs of providing services and the direct and indirect benefits to the Manager from its relationship with the Fund; (v) the Manager's compensation for investment advisory services as well as the Manager's profitability under the Advisory Agreement; (vi) the compensation paid to the Manager or its affiliates for other, non-advisory, services provided to the Trust; (vii) the Manager's access to research services from brokers in connection with soft dollar arrangements;
(viii) information provided by Lipper Inc. that compared the Fund's advisory fee rate, expense ratios, and historical performance to those of comparable funds;
(ix) the Manager's financial condition; and (x) materials supplied by the Non-Interested Trustees' independent counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act. Throughout their deliberations, the Non-Interested Trustees were represented and assisted by independent counsel.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective January 7, 2005, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. IMCO will generally assist in all aspects of the Fund's operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average net assets for the Fund. We may also delegate one or more of our responsibilities to others at our expense.

CODE OF ETHICS

The Fund and the Manager each have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint Code of Ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

         While the officers and employees of the Manager, as well as those of the Fund, may engage in personal securities transactions, they are restricted by the procedures in the Code of Ethics adopted by the Manager and the Fund. The Code of Ethics is designed to ensure that the shareholders' interests come before the individuals who manage their Fund. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by the Fund to obtain approval before executing permitted personal trades. A copy of the Code of Ethics has been filed with the SEC and is available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Manager will vote on proposals presented to shareholders of portfolio securities held by the Fund. The Manager generally votes proxies in a manner to maximize the value of the Fund's investments and in accordance with these proxy voting procedures. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

         To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Manager may consider information from many sources, including the Fund's portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Fund's best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Fund's principal underwriter, or any person who is an affiliated person of the Fund, the Manager, or the Fund's principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee will be summarized and presented to the Fund's Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

         Copies of the Manager's complete proxy voting policies and procedures, and summaries of the ISS Guidelines, are available without charge, upon request,
(1) by calling 800-531-8448; (ii) at usaa.com; and (iii) on the SEC's web site at http://www.sec.gov.

UNDERWRITER AND DISTRIBUTOR

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fixed fee of $23. The fee is subject to change at any time.

         The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                               GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036-1221, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT AUDITORS

Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, are the current independent auditors for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.   LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MIDRANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2         This  designation  denotes  strong  credit  quality.   Margins  of
              protection are ample, although not as large as in the preceding group.

MIG 3         This designation denotes acceptable credit quality.  Liquidity and
              cash-flow   protection  may  be  narrow,  and  market  access  for
              refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DOMINION COMMERCIAL PAPER

R-1 (high)        Short-term  debt rated "R-1  (high)" is of the highest  credit quality,  and indicates an entity that possesses  unquestioned ability  to  repay  current  liabilities  as  they  fall  due.
                  Entities  rated  in this  category  normally  maintain  strong
                  liquidity    positions,    conservative    debt   levels   and
                  profitability,   which  is  both  stable  and  above  average.
                  Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1
                  (high)," few entities are strong enough to achieve this rating.

R-1 (middle)      Short-term  debt  rated "R-1  (middle)" is of superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1
                  (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)         Short-term  debt rated "R-1  (low)" is of  satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)         Short-term  debt rated "R-2" is of adequate credit quality and within the three subset grades,  debt  protection  ranges from having  reasonable  ability for timely  repayment  to a level, which is considered only just adequate. The liquidity and debt ratios  of  entities  in the "R-2"  classification  are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios  in  these  areas.  Alternative  sources  of  liquidity
                  support  are  considered   satisfactory;   however,  even  the
                  strongest  liquidity  support will not improve the  commercial paper  rating  of the  issuer.  The  size  of the  entity  may restrict its  flexibility,  and its  relative  position in the industry  is not  typically  as  strong  as an  "R-1  credit."
                  Profitability  trends, past and future, may be less favorable,
                  earnings  not  as  stable,   and  there  are  often   negative
                  qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

48373-0105